1 Fiscal Year 3Q 2014 Supplemental Earnings Information FY 3Q 2014 Supplemental Earnings Information

Forward-Looking Statements Information contained in this supplemental presentation that is not historical by nature constitutes “forward-looking statements” which can be identified by the use of forward-looking terminology such as “believes,” “expects,” “plans,” “intends,” “estimates,” “projects,” “could,” “may,” “will,” “should,” or “anticipates” or the negatives thereof, other variations thereon or comparable terminology, or by discussions of strategy. No assurance can be given that future results expressed or implied by the forward-looking statements will be achieved and actual results may differ materially from those contemplated by the forward-looking statements. Such statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward- looking statements. These risks and uncertainties include, but are not limited to, those relating to the Company’s financial and operating prospects, current economic trends, future opportunities, ability to retain existing customers and attract new ones, outlook of customers, and strength of competition and pricing. In addition, there is risk and uncertainty in the Company’s acquisition strategy including our ability to integrate acquired companies and assets. Specifically there is a risk associated with our recent acquisitions, and the benefits thereof, including financial and operating results and synergy benefits that may be realized from these acquisitions and the timeframe for realizing these benefits. Other factors and risks that may affect our business and future financial results are detailed in our Annual Report on Form 10-K Item 1A: “Risk Factors.” We caution you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. We undertake no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after releasing this supplemental information or to reflect the occurrence of unanticipated events, except as required by law. FY 3Q 2014 Supplemental Earnings Information 2

Presentation of Certain Consolidated Pro-forma Financial Data Acquisitions have been, and are expected to continue to be, a component of the Company’s strategy. In this Supplemental Earnings Information under “Consolidated Financial Data,” the Company sets forth its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates for the fiscal quarters impacted by the Company’s acquisitions. These pro-forma measures are intended to provide additional information regarding such rates of growth on a more comparable basis than would be provided without such pro-forma adjustments. With regard to the recent acquisitions that impact the financial data reported within this supplemental earnings presentation (i.e. AboveNet, FiberGate, USCarrier, First Telecom, Litecast, Core NAP, the Colocation Asset Purchase, Access, FiberLink, and CoreXchange), the Company has calculated its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisition closed. In making such adjustments, the Company made certain pro-forma adjustments to the revenue and Adjusted EBITDA of the acquired entities, which principally include an adjustment related to the estimated fair value of the acquired deferred revenue balance and the elimination of historical transactions between Zayo and the acquired company, but do not include cost savings and other synergies that were only realized following completion of the acquisitions. See “Pro-forma Growth Reconciliation” slides. The Company provides the pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rate for the fiscal quarters impacted by acquisitions on the slide entitled “Consolidated Financial Data.” Similarly, the Company presents pro-forma annualized revenue and pro-forma annualized Adjusted EBITDA growth rates for its operating segments. The calculation of the pro-forma growth rates includes both the impact of the aforementioned acquisitions and the impact of transfers between the segments. The pro-forma growth rates, if applicable to the reporting segments, are presented on slides entitled: “Zayo Physical Infrastructure Segment Financial Data”; and “Zayo Lit Services Segment Financial Data” within the “Financial Data by Reporting Segment” section of this supplemental earnings presentation. 3 FY 3Q 2014 Supplemental Earnings Information

Non-GAAP Financial Measures The Company provides financial measures that are not defined under generally accepted accounting principles in the United States, or GAAP, including earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered in isolation or as alternatives to net earnings or any other performance measures derived in accordance with GAAP or as alternatives to cash flows from operating activities as measures of our liquidity. “Adjusted EBITDA” is defined as EBITDA from continuing operations adjusted to exclude transaction costs related to acquisitions, stock-based compensation, and certain non-cash or non-recurring items. Management uses Adjusted EBITDA to evaluate operating performance and this financial measure is among the primary measures used by management for planning and forecasting of future periods. The Company believes that the presentation of Adjusted EBITDA is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by management and makes it easier to compare our results with the results of other companies that have different financing and capital structures. Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA:  does not reflect capital expenditures, or future requirements for capital and major maintenance expenditures or contractual commitments;  does not reflect changes in, or cash requirements for, our working capital needs;  does not reflect the significant interest expense, or the cash requirements necessary to service the interest payments, on our debt; and  does not reflect cash required to pay income taxes The Company’s computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate Adjusted EBITDA in the same fashion. Because the Company has acquired numerous entities since inception and incurred transaction costs in connection with each acquisition, has borrowed money in order to finance operations, has used capital and intangible assets in the business, and because the payment of income taxes is necessary as taxable income is generated, any measure that excludes these items has material limitations. As a result of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to invest in the growth of the business or as a measure of liquidity. In addition to Adjusted EBITDA, management uses Unlevered Free Cash Flow, which measures the ability of Adjusted EBITDA to cover capital expenditures. Adjusted EBITDA is a performance rather than cash flow measure. Correlating our capital expenditures to our Adjusted EBITDA does not imply that we will be able to fund such capital expenditures solely with cash from operations. Gross profit, defined as revenue less operating costs, excluding depreciation and amortization, is used by management to assess profitability prior to selling, general and administrative expenses, stock-based compensation and depreciation and amortization. The Company also provides invested capital and the ratio of invested capital to Adjusted EBITDA. Management uses invested capital and the invested capital ratio to assess value creation in the business. Tables reconciling such non-GAAP measures are included in the Historical Financial Data & Reconciliations section of this presentation. A glossary of terms used throughout is available under the investor section of the Company’s website at http://www.zayo.com/investors. 4 FY 3Q 2014 Supplemental Earnings Information

Other Notes Operating Measures This earnings supplement contains operating measures used by the Company in managing the business. Management believes that providing this information enables analysts, investors, and others to obtain a better understanding of the Company’s operating performance and to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance on a standalone and comparative basis. Certain supplemental information provided and related definitions may not be directly comparable to similarly titled items reported by other companies. Further, the Company may, from time to time, revise the calculation or presentation of certain operating measures. Revisions Certain prior period operating measures have been revised to reflect corrections or reclassifications of data. These revisions are not material and have no impact on the Company’s reported financial results. Estimates Certain operating measures presented herein are based on estimates. The measures are noted as estimates where presented and include: (1) estimated gross profit on net new sales (bookings); (2) estimated capital expenditures associated with net new sales (bookings); (3) estimated payback period on net new sales (bookings)(calculated); (4) estimated commitments of speculative capital expenditures; (5) estimated timing of service activation pipeline conversion; and (6) planned synergies. Rounding Components may not sum due to rounding. Lease Termination Costs During the quarter ended June 30, 2013, the Company recorded a charge for lease termination costs totaling $10.2 million related to exit activities initiated for unutilized space associated with leased office and technical facilities. In connection with integration activities associated with acquisitions completed during fiscal years 2012 and 2013, the Company completed an analysis of existing and acquired facilities leases and determined that certain facilities under lease would not be used by the Company in the future. The charge was included in operating costs and selling, general and administrative expenses and was included within earnings (loss) from continuing operations of the Company for the three months ended June 30, 2013. 5 FY 3Q 2014 Supplemental Earnings Information

Other Notes Reporting Segments With the continued increase in the Company’s scope and scale, the Company implemented certain organizational changes to the management, operation and reporting of its Strategic Product Groups (“SPGs”) effective January 1, 2014. The change in structure had the impact of aggregating the Company’s existing SPGs into two new reportable segments: Physical Infrastructure and Lit Services. The Physical Infrastructure reporting segment is comprised of the following SPGs: Zayo Dark Fiber (“Dark Fiber”), Zayo Mobile Infrastructure (“MIG”), and Zayo Colocation (“zColo”). The Lit Services reporting segment is comprised of the following SPGs: Zayo Wavelength Services (“Waves”), Zayo SONET Services (“SONET”), Zayo Ethernet Services (“Ethernet”), and Zayo Internet Protocol Services (“IP”). The aggregation of the SPGs into their respective reporting segments is further illustrated in the “Financial Data by Reporting Segment” section of this presentation. 6 FY 3Q 2014 Supplemental Earnings Information Lit Services Physical Infrastructure Previous Current Reporting Segments Zayo Fiber Solutions Zayo Colocation Zayo Sonet Services Zayo Ethernet Services Zayo IP Services Zayo Mobile Infrastructure Group Zayo Wavelength Services Matt Erickson Stephanie Copeland

CoreXchange Acquisition

On March 4, 2014, the Company acquired 100% of the assets of CoreXchange, Inc. ("CoreXchange"), a Delaware corporation, for a total consideration of $17.5 million. CoreXchange is a provider of colocation services through the operation of two datacenter facilities in the Dallas, TX market. The acquisition was funded with cash on hand.

CoreXchange Statistics

	March 4, 2014 CoreXchange
NETWORK STATISTICS	
Billable Colocation Square Feet	17,591
Colocation Cabinet Equivalents	704
Utilized Colocation Cabinet Equivalents	647
ANNUALIZED FINANCIAL STATISTICS *($ in millions)* [1]	
Revenue	$8.0
Adjusted EBITDA	$2.2
% Margin	*28%*
TRANSACTION STATISTICS *($ in millions)*	
Close Date	March 4, 2014
Purchase Price, net of cash acquired	$17.5
Adjusted EBITDA Multiple[2]	7.8x

1 Annualized revenue and Adjusted EBITDA are based on the operating results of CoreXchange for the three months ended December 31, 2013. Financial results do not reflect any purchase accounting adjustments or reductions for intercompany transactions which will be eliminated post close. Financial results exclude transaction costs incurred in the December 31, 2013 quarter

2 In calculating the Adjusted EBITDA multiple, the purchase price of CoreXchange is divided by the annualized Adjusted EBITDA derived from the historical December 31, 2013 quarterly operating results of CoreXchange

FY 3Q 2014 Supplemental Earnings Information 7

Neo Acquisition

On April 27, 2014, the Company entered into a purchase agreement to acquire 96.3% of the equity interest (plus a contractual mechanism to acquire the remaining interest at a later date) in Neo Telecoms Group ("Neo") for a purchase price of 58.0M € ($80.2M USD based on the exchange rate as of April 27, 2014), subject to close and post-closing adjustments. Neo is a Paris, France-based provider of bandwidth infrastructure and colocation services. It operates a 300 route mile Paris metro fiber network (acquired from former AboveNet) and a regional France network. In addition, Neo also operates nine datacenters within France. The transaction will be funded with cash on hand.

Neo Statistics

	Pending Acquisition
	Neo
NETWORK STATISTICS	
Metro Markets	1
Route Miles	472
Fiber Miles	~125,000
On-Net Buildings	540
ANNUALIZED FINANCIAL STATISTICS *(Euros in millions)* [1]	
Revenue	31.5 €
Adjusted EBITDA	7.4 €
% Margin	*23%*
TRANSACTION STATISTICS *(Euros in millions)*	
Expected Close Date	July 1, 2014
Purchase Price, net of cash acquired	58.0 €
Adjusted EBITDA Multiple [2]	7.8x

[1] Annualized revenue and Adjusted EBITDA are based on the operating results of Neo for the three months ended March 31, 2014. Financial results do not reflect any purchase accounting adjustments or reductions for intercompany transactions which will be eliminated post close

[2] In calculating the Adjusted EBITDA multiple, the purchase price of Neo is divided by the annualized Adjusted EBITDA derived from the historical March 31, 2014 quarterly operating results of Neo

FY 3Q 2014 Supplemental Earnings Information 8

Weighted Average Multiple = 9.4x Pre-Synergy and 6.8x Post Synergy

ZGL Acquisition History[1]

(in millions unless noted)	Close Date	Purchase Price	Estimated Revenue LQA[2]	Estimated Adjusted EBITDA LQA[2]	Pre-Synergy Multiple	Planned Synergies	Adjusted EBITDA LQA + Synergies	Post Synergy Multiple
Memphis Networx*	Jul-07	9.2	$5.4	$1.2	7.7x	0.0	$1.2	7.7x
PPL	Aug-07	46.3	32.1	7.2	6.5x	0.6	7.8	6.0x
IFW	Sep-07	22.6	2.3	(1.7)	NM	1.0	(0.7)	NM
Onvoy*	Nov-07	26.9	27.9	4.9	6.1x	3.2	8.1	4.0x
Voicepipe*	Nov-07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Citynet	Feb-08	99.2	31.5	8.1	12.2x	1.5	9.6	10.3x
NTI	May-08	5.2	8.5	1.3	4.0x	0.6	1.9	2.7x
Ctel Tri-State Mkts*	Jul-08	1.7	1.8	(1.0)	NM	2.5	1.5	NM
CFS	Sep-08	12.1	3.6	2.4	5.1x	0.0	2.4	5.1x
Citynet Retail	Sep-08	3.4	0.1	(0.3)	NM	0.0	(0.3)	NM
Adesta	Sep-08	6.4	0.5	(0.2)	NM	0.0	(0.2)	NM
NTI (California)	May-09	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fibernet	Sep-09	96.6	64.3	13.3	7.3x	15.3	28.6	3.4x
AGL Networks	Jul-10	73.7	21.6	11.6	6.4x	1.6	13.2	5.6x
Dolphini	Sep-10	0.2	0.1	(0.1)	NM	0.1	(0.1)	NM
AFS	Oct-10	114.1	31.6	13.6	8.4x	6.6	20.2	5.6x
360*	Dec-11	332.2	79.0	27.2	12.2x	14.0	41.2	8.1x
Marquisnet	Dec-11	13.6	6.6	2.9	4.6x	1.0	3.9	3.5x
Arialink*	May-12	15.4	4.6	2.6	6.0x	0.6	3.1	4.9x
AboveNet*	Jul-12	2,188.6	478.3	240.4	9.1x	77.0	317.4	6.9x
Fibergate	Aug-12	118.3	15.1	10.7	11.1x	1.5	12.2	9.7x
USCarrier	Oct-12	16.1	16.3	4.2	3.8x	2.5	6.8	2.4x
First Telecom Services	Dec-12	109.7	31.3	7.7	14.3x	3.3	11.0	10.0x
LiteCast	Dec-12	22.2	3.8	2.2	9.9x	0.8	3.0	7.3x
Core NAP	May-13	7.1	5.3	1.1	6.4x	1.0	2.1	3.4x
Colocation Asset Purchase	Aug-13	15.2	7.8	(1.6)	NM	4.5	2.9	5.3x
Access Communications	Oct-13	40.1	5.6	3.3	12.3x	1.1	4.4	9.2x
Fiberlink	Oct-13	43.1	6.0	3.7	11.8x	1.2	4.9	8.9x
CoreXchange	Mar-14	17.5	8.0	2.2	7.8x	1.9	4.1	4.3x
Sum/Weighted Avg		**$3,456.6**	**$898.8**	**$366.8**	**9.4x**	**$143.2**	**$510.1**	**6.8x**
Average age of investment (weighted by size, in years):			*2.6 years*	*2.2 years*				

[1] Companies denoted by * indicate Purchase Price was adjusted for value attributed to Onvoy Voice Services / Zayo Enterprise Networks / Zayo Professional Services spin-offs

[2] Estimated Revenue LQA and Adjusted EBITDA LQA represents the Revenue and Adjusted EBITDA (adjusted for estimated purchase accounting adjustments) recognized by the acquired entity during the last quarterly period immediately preceding the respective acquisition date multiplied by 4

FY 3Q 2014 Supplemental Earnings Information

9

$16 $49 $22 $32 $26 $59 $3 $485 $32 $30 $2 $9 $14 $3 $1 $8 $14 $25 $29 $31 $33 $42 $52 $58 $66 $80 $83 $98 $103 $118 $121 $145 $146 $165 $181 $204 $219 $114 $122 $128 $138 $158 $209 $211 $220 $252 $289 $297 $311 $314 $356 $420 $438 $926 $981 $1,013 $1,033 $1,057 $1,094 $1,112 $0 $200 $400 $600 $800 $1,000 $1,200 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 A n n u ali ze d R ev en u e (milli o n s) ZGL Acquired and Organic Revenue Growth 3 4 5 6 7 8 1 CAGR based on establishing a weighted average date based on acquisition date and revenue 2 ZG Acquired annualized revenue through Sep-08 includes Memphis Networx, IFW, Onvoy, Citynet, Ctel Tri-State Markets, CFS 3 Fibernet (1 mo) 4 Fibernet (2 mos) 5 AGL Networks, Dolphini 6 AFS 7 360Networks (1 mo) 8 360Networks (2 mos), Marquisnet 9 Arialink (2 mos) 2 Organic vs. Inorganic Revenue Growth 10 10 10 Arialink (1 mo), Abovenet, Fibergate (1 mo) 11 Fibergate (2 mos), First Telecommunications (1/2 mo), USCarrier 12 First Telecommunications (2.5 mos), Litecast (3 mos) 13 Core NAP (1 mo) 14 Core NAP (2 mos), Colocation Asset Purchase (2 mos) 15 Colocation Asset Purchase (1 mo), Access Communications, Fiberlink 16 CoreXchange (1 mo) 11 Organic growth is a derived figure calculated as the difference between reported Revenue (annualized) and cumulative acquired Revenue 9 12 13 9% Organic Revenue Growth (Date Weighted CAGR) 1 Cumulative Acquired Revenue Annualized Organic Revenue Incremental Acquired Revenue 14 15 16 FY 3Q 2014 Supplemental Earnings Information

$3 $10 $12 $14 $9 $21 $2 $245 $13 $9 $0 $(0) $6 $1 $567 $31 $35 $40 $41 $54 $72 $81 $88 $102 $124 $131 $149 $152 $180 $216 $230 $498 $556 $591 $608 $621 $646 $660 ($100) $0 $100 $200 $300 $400 $500 $600 $700 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 A n n u ali ze d EB IT D A ( milli o n s) 29% 35% 43% 51% 57% 59% 20% 40% 60% 80% Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 EB IT D A M ar gi n ZGL Adjusted EBITDA Growth ZGL Adjusted EBITDA Margin 1 CAGR based on establishing a weighted average date based on acquisition date and EBITDA 2 ZG Acquired annualized aEBITDA through Sep-08 includes Memphis Networx, IFW, Onvoy, Citynet, Ctel Tri-State Markets, CFS 3 Fibernet (1 mo) 4 Fibernet (2 mos) 5 AGL Networks, Dolphini 6 AFS 7 360Networks (1 mo) 8 360Networks (2 mos), Marquisnet 9 Arialink (2 mos) Organic vs. Inorganic Adj EBITDA Growth 11 10 Arialink (1 mo), Abovenet, Fibergate (1 mo) 11 Fibergate (2 mos), First Telecom Services (1/2 mo), USCarrier 12 First Telecommunications (2.5 mos), Litecast (3 mos) 13 Core NAP (1 mo) 14 Adjustment to normalize for one-time $10.2M lease termination cost 15 Core NAP (2 mos), Colocation Asset Purchase (2 mos) 16 Colocation Asset Purchase (1 mo), Access Communications, Fiberlink 17 CoreXchange (1 mo) Organic growth is a derived figure calculated as the difference between reported Adjusted EBITDA (annualized) and cumulative acquired Adjusted EBITDA plus Planned (not necessarily realized) Synergies 2 3 4 5 6 7 8 10 11 9 12 13, 14 14% Organic EBITDA Growth 30% with Synergies (Date Weighted CAGR) 1 14 Cumulative Acquired EBITDA Annualized Organic EBITDA growth Planned Synergies Incremental Acquired EBITDA 15 16 17 FY 3Q 2014 Supplemental Earnings Information

Planned Synergies Summary

zayo GROUP

Planned Synergies ($M)

	Dec-13	Mar-14	Change	
Total Planned Synergies (See slide 8 for details)	$141.4	$143.2	$1.9	Additional planned synergies from CoreXchange acquisition
Estimate of Realized Synergies to Date [1]	$120.5	$123.9	$3.4	Estimate of realized synergies in the quarter ended March 31, 2014
Remaining Planned Synergies	$20.9	$19.3		

[1] Estimate of realized synergies to date is calculated by comparing pro-forma revenue growth (further adjusted to remove other revenue) multiplied by 70% (an estimated incremental Adjusted EBITDA margin) to actual pro-forma Adjusted EBITDA growth. The amount by which the latter is greater than the former is reflected as the estimate of realized synergies for a given period

FY 3Q 2014 Supplemental Earnings Information

12

FY 3Q 2014 Supplemental Earnings Information Financial Data Stratification $21 $67 $59 $96 $102 $87 $88 $91 20% 29% 24% 38% 39% 33% 32% 33% $0 $50 $100 $150 $200 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 % of Revenue millions Purchases of Property and Equipment $57 $124 $139 $148 $142 $155 $161 $165 52% 54% 57% 58% 55% 59% 59% 59% $0 $50 $100 $150 $200 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 % of Revenue millions Adjusted EBITDA $10 $64 $36 $92 $67 $63 $65 $26 9% 28% 15% 36% 26% 24% 24% 9% $0 $50 $100 $150 $200 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 % of Revenue millions Net Capital1 1 Net Capital is equal to “Cash Outflows for Purchases of Property and Equipment” less “Additions to Deferred Revenue” 2 Adjusted Unlevered Free Cash Flow is equal to Adjusted EBITDA less “Net Capital” 3 Levered Free Cash Flow is equal to “Net Cash Provided by Operating Activities” less “Cash Outflows for Purchases of Property and Equipment” $47 $61 $103 $56 $74 $92 $97 $139 43% 26% 42% 22% 29% 35% 35% 50% $0 $50 $100 $150 $200 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 % of Revenue millions Adj Unlevered FCF2 $36 $58 $80 $52 $40 $69 $73 $74 33% 25% 33% 21% 15% 26% 27% 27% $0 $50 $100 $150 $200 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 % of Revenue millions Unlevered Free Cash Flow (FCF) $56 $12 $47 ($22) $32 $7 $55 $68 51% 5% 19% -9% 13% 3% 20% 25% ($50) $0 $50 $100 $150 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 % of Revenue millions Levered FCF3 $10.2 million lease termination cost adjustment 13

Consolidated Financial Data

Financial Data

($ in millions)

	Three months ended				
	March 31, 2013	June 30, 2013 [2]	September 30, 2013 [2]	December 31, 2013	March 31, 2014
Revenue	$253.1	$258.2	$264.3	$273.6	$278.0
Annualized revenue growth	*13%*	*8%*	*10%*	*14%*	*6%*
Pro-forma annualized revenue growth [1]	*0%*	*7%*	*6%*	*9%*	*5%*
Gross profit	218.0	224.3	229.5	238.6	242.7
Gross profit %	*86%*	*87%*	*87%*	*87%*	*87%*
Operating income	$44.7	$22.7	$31.5	$23.1	$16.6
Loss from continuing operations	($18.5)	($24.4)	($27.9)	($36.3)	($43.7)
Earnings from discontinued operations, net of income taxes	-	-	-	-	-
Net loss	($18.5)	($24.4)	($27.9)	($36.3)	($43.7)
Adjusted EBITDA, from continuing operations	$147.8	$141.7	$155.4	$161.5	$165.0
Purchases of property and equipment	95.7	101.9	86.7	88.3	90.9
Unlevered Free Cash Flow	$52.1	$39.8	$68.7	$73.2	$74.1
Annualized Adjusted EBITDA growth	*25%*	*-17%*	*39%*	*16%*	*9%*
Pro-forma annualized Adjusted EBITDA growth [1]	*18%*	*-17%*	*40%*	*11%*	*9%*
Adjusted EBITDA margin	*58%*	*55%*	*59%*	*59%*	*59%*

1 The three months ended March 31, 2014 include approximately one month of operating results of the March 4, 2014 CoreXchange acquisition. Adjusting for the effect of the transaction as if it had occurred on October 1, 2013, the annualized revenue and Adjusted EBITDA growth rates for the three months ended March 31, 2014 are estimated to be 5% and 9%, respectively

2 During the three months ended June 30, 2013, the Company recorded a charge for lease termination costs totaling $10.2 million related to exit activities initiated for unutilized space associated with leased office and technical facilities. Adjusting for the effect of this charge, the Pro-forma annualized Adjusted EBITDA growth rate for the three months ended June 30, 2013 was estimated to be 10%, and for the three months ended September 30, 2013 is estimated to be 11%

FY 3Q 2014 Supplemental Earnings Information

14

($ in millions) March 31, June 30, September 30, December 31, March 31, 2013 2013 2013 2013 2014 Member's interest $705.6 $704.0 $707.7 $706.9 $703.3 Capital lease obligations 12.4 13.2 23.3 19.6 19.5 Debt 2,838.6 2,830.7 2,827.5 2,974.3 2,970.7 Less cash balance (61.2) (88.1) (92.4) (201.7) (249.8) Total Invested Capital $3,495.4 $3,458.7 $3,466.1 $3,499.0 $3,443.7 Adjusted EBITDA $147.8 $141.7 $155.4 $161.5 $165.0 Annualized Adjusted EBITDA 591.2 566.8 621.4 645.8 660.0 Invested Capital Ratio 5.9 x 6.1 x 5.6 x 5.4 x 5.2 x Three months ended Consolidated Invested Capital Ratio 15 Invested Capital FY 3Q 2014 Supplemental Earnings Information

Segment Financial Data 16 Segment Data 1 FY 3Q 2014 Supplemental Earnings Information ($ in millions) Physical Infrastructure Lit Services Corporate / Intercompany Elimination Zayo Group Revenue $125.7 $152.3 $0.0 $278.0 Gross profit 114.5 128.1 0.0 242.7 Gross profit % 91% 84% 87% Operating (loss)/income ($37.3) $53.9 $0.0 $16.6 (Loss)/earnings (67.1) 34.6 (11.2) (43.7) Adjusted EBITDA $82.4 $82.6 $0.0 $165.0 Purchases of property and equipment 57.1 33.8 0.0 90.9 Unlevered Free Cash Flow $25.2 $48.8 $0.0 $74.1 Adjusted EBITDA margin 66% 54% 59% Three Months Ended March 31, 2014 1 The Physical Infrastructure reporting segment is comprised of the following SPGs: Zayo Dark Fiber, Zayo Mobile Infrastructure, and Zayo Colocation. The Lit Services reporting segment is comprised of the following SPGs: Zayo Wavelength Services, Zayo SONET Services, Zayo Ethernet Services, and Zayo Internet Protocol Services

Invested Capital Ratio by Reporting Segment 17 Invested Capital FY 3Q 2014 Supplemental Earnings Information ($ in millions) Physical Infrastructure Lit Services Corporate / Intercompany Elimination Zayo Group Member's interest $131.4 $196.7 $375.2 $703.3 Capital lease obligations 17.0 2.6 - 19.5 Debt 1,775.7 1,195.0 0.0 2,970.7 Less cash balance (12.0) (26.3) (211.6) (249.8) Total Invested Capital $1,912.1 $1,367.9 $163.7 $3,443.7 Adjusted EBITDA $82.4 $82.6 $0.0 $165.0 Annualized Adjusted EBITDA $329.6 $330.4 $660.0 Invested Capital Ratio 5.8 x 4.1 x 5.2 x Three Months Ended March 31, 2014

$34.1 $76.8 $79.8 $81.1 $82.2 $83.7 $85.7 $87.6 $1.5 $2.8 $2.9 $3.2 $4.2 $4.2 $4.6 $4.8 $35.6 $79.5 $82.8 $84.4 $86.4 $88.0 $90.3 $92.4 $0 $50 $100 $150 $200 $250 $300 $350 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 $101.2 $220.0 $231.0 $239.7 $243.0 $247.6 $253.7 $257.8 $0.3 $1.3 $1.6 $1.6 $1.5 $1.2 $1.6 $2.3 $4.2 $9.8 $10.1 $10.8 $11.7 $12.1 $13.2 $13.9 $3.9 $0.4 $2.6 $1.0 $2.0 $3.3 $5.1 $4.0 $109.6 $231.5 $245.3 $253.1 $258.2 $264.3 $273.6 $278.0 $0 $50 $100 $150 $200 $250 $300 $350 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Stratification of Revenue $0.9 $3.3 $3.5 $3.5 $3.8 $4.0 $4.3 $4.6 $3.3 $6.5 $6.6 $7.3 $7.8 $8.1 $8.9 $9.3 $4.2 $9.8 $10.1 $10.8 $11.7 $12.1 $13.2 $13.9 $0 $5 $10 $15 $20 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 MAR $3.5 $2.2 $5.2 $7.3 $8.0 $6.5 $7.7 $10.0 $14.0 $5.6 $16.8 $24.9 $22.0 $25.1 $42.3 $11.6 $17.5 $7.8 $21.9 $32.3 $30.0 $31.7 $50.0 $21.6 $0 $20 $40 $60 $80 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 IRU and Upfront Charges Customer Invoices for Upfront Charges Accounted for as MAR Customer Invoices for IRU Charges Accounted for as MAR $3.9 $0.4 $2.6 $1.0 $2.0 $3.3 $5.1 $4.0 $0 $5 $10 $15 $20 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Other Revenue millions millions millions millions MRR and MAR on the Last Day of the Quarter1 MRR on the last day of the quarter MAR of the last day of the quarter millions Revenue Stratification MRR Usage MAR Other Revenue MAR – Upfront Charges MAR - IRU 1 The change in MRR and MAR on the last day of the quarter is equal to the net installations in the period plus or minus any effects of fluctuations in foreign exchange rates 18 FY 3Q 2014 Supplemental Earnings Information

$0.0 ($1.6) ($0.6) ($2.0) ($1.8) ($1.5) $0.0 ($1.2) $3.4 $0.1 $1.4 ($0.2) $1.0 $2.1 $4.1 $2.7 $3.3 $1.7 $2.0 $1.9 $2.9 $3.6 $4.1 $3.9 ($5) ($3) ($1) $1 $3 $5 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 $54.1 $124.3 $137.7 $148.0 $140.7 $153.3 $157.4 $162.3 $3.4 $0.1 $1.4 ($0.2) $1.0 $2.1 $4.1 $2.7 $57.5 $124.4 $139.1 $147.8 $141.7 $155.4 $161.5 $165.0 ($20) $20 $60 $100 $140 $180 $220 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Stratification of Adjusted EBITDA 19 millions millions Adjusted EBITDA Associated with Other Revenue Stratification of Adjusted EBITDA Adjusted EBITDA Stratification Adjusted EBITDA associated with Credits and Adjustments Adjusted EBITDA associated with Early Termination Revenue and Construction Services Adjusted EBITDA associated with Other Revenue Adjusted EBITDA excluding Other Revenue FY 3Q 2014 Supplemental Earnings Information

24 9 7 11 9 10 16 17 0 10 20 30 40 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 $2,346 $3,811 $3,902 $4,200 $4,472 $4,476 $5,242 $4,699 $198 $288 $366 $180 $406 $375 $416 $441 $2,544 $4,099 $4,268 $4,380 $4,878 $4,851 $5,657 $5,140 $182M $219M $264M $262M $245M $324M $530M $353M $0 $2,000 $4,000 $6,000 $8,000 $10,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Net Sales - MRR Net Sales - MAR Contract Value = $2,194 $3,628 $3,690 $4,046 $4,298 $4,293 $5,066 $4,383 $186 $264 $344 $166 $390 $364 $358 $486 $2,380 $3,892 $4,034 $4,212 $4,688 $4,657 $5,424 $4,869 94% 95% 95% 96% 96% 96% 96% 95% $0 $2,000 $4,000 $6,000 $8,000 $10,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Gross Profit - MRR Gross Profit - MAR $52 $31 $25 $46 $40 $44 $82 $76 $0 $20 $40 $60 $80 $100 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Net New Sales (Bookings) 20 Net New Sales (Bookings) 1 Net New Sales (Bookings) Estimated Capital and Upfront Expenditures associated with Net New Sales (Bookings) less Upfront Charges thousands thousands millions months M R R a n d M A R M o n th ly G ro ss P ro fi t Est. Gross Profit = Estimated Payback Period associated with Net New Sales (Bookings) Estimated Gross Profit and Gross Profit Percentage on Net New Sales (Bookings) 1 In the three months ended September 30, 2013, all metrics were updated to reflect Net New Sales (Bookings), which is equal to Gross New Sales (Bookings) less Cancelled New Sales (Bookings). Prior periods were revised to reflect the change FY 3Q 2014 Supplemental Earnings Information

21 Estimated Capital and Upfront Expenditures and Net New Sales (Bookings) IRU and Upfront Charges $15.0 $7.0 $32.6 $10.3 $39.6 $37.3 $51.7 $59.2 $2.2 $12.7 $6.9 $6.1 $9.6 $3.5 $7.1 $17.0 $1.5 $1.2 $1.4 $3.6 $3.4 $2.8 $10.0 $2.8 $18.8 $20.9 $40.9 $20.0 $52.7 $43.6 $68.7 $78.9 $18.8M $20.9M $40.9M $20.0M $52.7M $43.6M $68.7M $78.9M $0 $25 $50 $75 $100 $125 $150 $175 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Contract Value = Net New Sales (Bookings) – IRU and Upfront Charges Net New Sales (Bookings) from IRUs Net New Sales (Bookings) Upfront Charges Net New Sales (Bookings) Other Charges (Construction Services, Other) millions $67.5 $49.8 $63.5 $63.5 $90.3 $86.1 $147.0 $154.1 $1.6 $1.3 $0.6 $2.7 $2.0 $1.4 $3.4 $0.8 $69.1 $51.1 $64.2 $66.1 $92.3 $87.5 $150.4 $154.9 $0 $25 $50 $75 $100 $125 $150 $175 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Estimated Expenditures associated with Net New Sales (Bookings) millions C ap it al E xp en d it u re s Estimated Capital and Upfront Expenditures and Net New Sales (Bookings) IRU and Upfront Charges Estimated Capital Expenditures associated with Net New Sales (Bookings) Estimated Upfront Expenditures associated with Net New Sales (Bookings) FY 3Q 2014 Supplemental Earnings Information

Stratification of Net New Sales (Bookings)

zayo GROUP

Net New Sales (Bookings) Stratification

	Three months ended								
	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	Average % of eight prior quarters
Network capacity									
Estimated Capital Expenditures ($ in millions)	$0.9	$2.3	$11.0	$8.5	$9.7	$15.7	$17.4	$20.1	*12%*
<12 Month Payback and Positive IRR									
Net New Sales (Bookings) (MRR and MAR) ($ in thousands)	$1,562	$3,071	$3,191	$3,197	$3,530	$3,718	$3,842	$3,395	*71%*
Estimated Gross Profit % on Net New Sales (Bookings)	*81%*	*91%*	*84%*	*92%*	*87%*	*89%*	*91%*	*90%*	
Estimated Capital and Upfront Expenditures associated with Net New Sales (Bookings) less Upfront Charges ($ in millions)	($4.9)	$1.0	($12.2)	($0.8)	($19.1)	($8.4)	($4.2)	($18.2)	
Estimated Capital Expenditures ($ in millions)	$12.4	$12.2	$26.1	$14.7	$29.9	$24.4	$44.1	$14.5	*25%*
Estimated Payback Period (in months)	0	0	0	0	0	0	0	0	
Contract Value of Net New Sales (Bookings) ($ in millions)	$101.5	$150.3	$197.2	$172.5	$172.7	$225.1	$337.4	$152.9	
>12 Month Payback and Positive IRR									
Net New Sales (Bookings) (MRR and MAR) ($ in thousands)	$504	$1,004	$1,077	$1,172	$1,274	$1,035	$1,645	$1,692	*26%*
Estimated Gross Profit % on Net New Sales (Bookings)	*88%*	*79%*	*91%*	*91%*	*89%*	*88%*	*96%*	*90%*	
Estimated Capital and Upfront Expenditures associated with Net New Sales (Bookings) less Upfront Charges ($ in millions)	$14.3	$24.6	$23.7	$28.5	$26.2	$25.9	$31.2	$45.0	
Estimated Capital Expenditures ($ in millions)	$14.9	$33.3	$26.0	$32.3	$28.9	$36.9	$48.3	$87.0	*43%*
Estimated Payback Period (in months)	32	31	24	27	23	28	20	33	
Contract Value of Net New Sales (Bookings) ($ in millions)	$40.4	$68.1	$67.3	$89.8	$69.9	$95.4	$189.0	$191.6	
Speculative Projects									
Net New Sales (Bookings) (MRR and MAR) ($ in thousands)	$478	$25	$0	$11	$75	$98	$170	$53	*3%*
Estimated Gross Profit % on Net New Sales (Bookings)	*100%*	*80%*	*0%*	*84%*	*92%*	*72%*	*89%*	*69%*	
Estimated Capital and Upfront Expenditures associated with Net New Sales (Bookings) less Upfront Charges ($ in millions)	$38.9	$2.2	$0.3	$4.8	$21.4	$7.2	$37.2	$29.0	
Estimated Capital Expenditures ($ in millions)	$39.2	$2.0	$0.3	$7.6	$21.7	$9.1	$37.2	$32.5	*21%*
Estimated Payback Period (in months)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	
Contract Value of Net New Sales (Bookings) ($ in millions)	$40.3	$0.7	$0.0	$0.2	$2.7	$3.5	$4.1	$8.2	

FY 3Q 2014 Supplemental Earnings Information

22

Stratification of Speculative Projects

Speculative Capital Expenditure Commitments

($ in millions)	Three months ended June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	Average % of total estimated capital of prior eight quarters
Estimated Success Based Capital	$ 39.2	$ 2.0	$ 0.3	$ 7.6	$ 21.7	$ 9.1	$ 27.2	$ 15.7	*23%*
Estimated Infrastructure Capital	-	-	-	-	0.0	-	10.0	16.8	*5%*
Estimated growth capital expenditures	$ 39.2	$ 2.0	$ 0.3	$ 7.6	$ 21.7	$ 9.1	$ 37.2	$ 32.5	*29%*
By Category:									
Opportunistic Network Expansions									
Estimated Success Based Capital	-	-	-	-	-	-	-	-	*0%*
Estimated Infrastructure Capital	-	-	0.0	-	-	0.0	10.0	16.8	*5%*
Estimated growth capital expenditures	-	-	$ 0.0	-	-	-	$ 10.0	$ 16.8	*5%*
Customer-Specific with Negative Payback									
Estimated Success Based Capital	$ 39.2	$ 2.0	$ 0.3	$ 0.5	$ 12.0	$ 4.5	$ 0.6	-	*11%*
Estimated Infrastructure Capital	-	-	-	-	0.0	0.0	0.0	0.0	*0%*
Estimated growth capital expenditures	$ 39.2	$ 2.0	$ 0.3	$ 0.5	$ 12.0	$ 4.5	$ 0.6	-	*11%*
Increased Scope on previously Approved Projects									
Estimated Success Based Capital	-	-	-	$ 7.1	$ 2.2	$ 0.0	$ 7.0	$ 12.5	*6%*
Estimated Infrastructure Capital	-	-	-	-	-	0.0	0.0	0.0	*0%*
Estimated growth capital expenditures	-	-	-	$ 7.1	$ 2.2	$ 0.0	$ 7.0	$ 12.5	*6%*
Other									
Estimated Success Based Capital	-	-	-	-	$ 7.5	$ 4.6	$ 19.6	$ 3.2	*7%*
Estimated Infrastructure Capital	-	-	-	-	0.0	0.0	0.0	0.0	*0%*
Estimated growth capital expenditures	-	-	-	-	$ 7.5	$ 4.6	$ 19.6	$ 3.2	*7%*

FY 3Q 2014 Supplemental Earnings Information

23

Quota Bearing Headcount (QBHC) 24 Quota Bearing Headcount $21 $13 $14 $14 $15 $13 $15 $15 $0 $5 $10 $15 $20 $25 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Quota Bearing Headcount Monthly Average Net New Sales (Bookings) per QBHC thousands H ea d co u n t N et N ew Sa le s (B o o ki n gs ) M R R a n d M A R 41 104 104 105 112 120 128 118 0 20 40 60 80 100 120 140 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 FY 3Q 2014 Supplemental Earnings Information

$1,778 $3,966 $4,445 $4,550 $4,271 $4,322 $4,428 $4,711 $163 $133 $205 $401 $316 $315 $312 $347 $1,941 $4,099 $4,650 $4,951 $4,587 $4,638 $4,740 $5,058 93% 96% 94% 95% 96% 94% 94% 95% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Gross Installed Revenue - MRR Gross Installed Revenue - MAR Installation and Churn Processed 25 Installation and Churn Processed ($1,409) ($2,993) ($3,216) ($3,180) ($3,542) ($3,623) ($3,378) ($3,348) ($66) ($86) ($123) ($87) ($151) ($111) ($174) ($135) ($1,475) ($3,079) ($3,339) ($3,267) ($3,692) ($3,734) ($3,551) ($3,482) 94% 90% 94% 95% 94% 94% 95% 92% ($7,000) ($6,000) ($5,000) ($4,000) ($3,000) ($2,000) ($1,000) $0 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Churn Processed - MRR Churn Processed - MAR $369 $973 $1,228 $1,371 $729 $699 $1,051 $1,363 $98 $47 $82 $314 $166 $204 $138 $213 $467 $1,020 $1,311 $1,685 $894 $903 $1,189 $1,576 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Net Installations - MRR Net Installations - MAR $428 $1,149 $1,253 $1,594 $901 $872 $1,094 $1,589 92% 113% 96% 95% 101% 97% 92% 101% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Net Installations thousands thousands thousands thousands M R R a n d M A R M R R a n d M A R M R R a n d M A R M o n th ly G ro ss P ro fi t Est. Gross Profit = Est. Gross Profit = Est. Gross Profit = Gross Profit from Net Installations Gross Installations Churn Processed FY 3Q 2014 Supplemental Earnings Information

Breakdown of Installations and Churn Processed Installation and Churn Processed 26 thousands thousands M R R a n d M A R M R R a n d M A R ($1,168) ($2,381) ($2,345) ($2,324) ($2,889) ($2,762) ($2,478) ($3,063) ($145) ($367) ($656) ($638) ($553) ($863) ($939) ($336) ($162) ($330) ($338) ($305) ($251) ($110) ($134) ($83) ($1,475) ($3,079) ($3,339) ($3,267) ($3,692) ($3,734) ($3,551) ($3,482) 79% 77% 70% 71% 78% 74% 70% 88% 10% 12% 20% 20% 15% 23% 26% 10% 11% 11% 10% 9% 7% 3% 4% 2% -1.4% -1.4% -1.4% -1.3% -1.4% -1.4% -1.3% -1.3% ($6,000) ($5,000) ($4,000) ($3,000) ($2,000) ($1,000) $0 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Churn Processed associated with Upgrades Churn Processed from Negative Price Changes Hard Disconnects Churn = $1,621 $3,616 $3,762 $4,330 $3,879 $3,705 $3,727 $4,192 $130 $173 $521 $300 $330 $700 $697 $526 $190 $310 $368 $321 $378 $233 $316 $340 $1,941 $4,099 $4,650 $4,951 $4,587 $4,638 $4,740 $5,058 84% 88% 81% 87% 85% 80% 79% 83% 7% 4% 11% 6% 7% 15% 15% 10% 10% 8% 8% 6% 8% 5% 7% 7% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Installations from New Service Installations from Price Increases Installations from Upgrades Gross Installations Churn Processed FY 3Q 2014 Supplemental Earnings Information

$130 $173 $521 $300 $330 $700 $697 $526 15% 19% 15% 19% 17% 7% 13% 14% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Price Changes and Renewals $8.1 $15.5 $25.5 $16.8 $17.2 $30.8 $34.9 $46.3 $7.3 $9.3 $14.3 $18.2 $67.8 $14.8 $13.9 $14.1 $15.6 $13.5 $18.5 $35.1 $31.8 $45.2 $43.0 $18.9 $31.0 $38.4 $58.4 $70.1 $116.8 $90.7 $91.8 $79.3 $0 $40 $80 $120 $160 $200 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 ($145) ($367) ($656) ($638) ($553) ($863) ($939) ($336) -17% -23% -35% -24% -23% -26% -22% -13% ($4,000) ($2,000) $0 $2,000 $4,000 $6,000 $8,000 $10,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Price Increases Price Decreases thousands millions thousands M R R C o n tr ac t V al u e M R R ($16) ($195) ($135) ($338) ($223) ($163) ($242) $190 ($4,000) ($2,000) $0 $2,000 $4,000 $6,000 $8,000 $10,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Price Changes Net of Price Increases and Price Decreases thousands M R R 27 Price increases as % of MRR = Price decreases as % of MRR = Price Increases MRR before Price Increases Price Decreases MRR before Price Decreases $341 $435 $1,176 $999 $1,070 $1,575 $1,591 $2,600 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Renewals (Where there is no price change) M R R Net Contract Value associated with Price Decreases Net Contract Value associated with Renewals Net Contract Value associated with Price Increases thousands Net Contract Value Associated with Price Changes and Renewals FY 3Q 2014 Supplemental Earnings Information

Upgrades Upgrades $190 $310 $368 $321 $378 $233 $316 $340 $7.5M $10.4M $20.0M $12.7M $19.1M $19.0M $22.9M $19.8M $0 $100 $200 $300 $400 $500 $600 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 ($166) ($176) ($270) ($249) ($282) ($136) ($113) ($164) -$3.0M -$1.3M -$2.2M -$1.7M -$4.0M -$1.9M -$0.7M -$3.1M ($600) ($500) ($400) ($300) ($200) ($100) $0 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 $24 $134 $98 $72 $96 $96 $203 $176 $4.5M $9.1M $17.7M $11.0M $15.1M $17.1M $22.3M $16.7M $0 $50 $100 $150 $200 $250 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 15% 76% 36% 29% 34% 71% 180% 108% 0% 25% 50% 75% 100% 125% 150% 175% 200% Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Gross Installations Associated with Upgrades thousands thousands thousands Churn Processed Associated with Upgrades1 Net Installations Associated with Upgrades 28 M R R a n d M A R M R R a n d M A R M R R a n d M A R % C h an ge in M R R a n d M A R Contract Value = Contract Value = Contract Value = 1 Churn Processed Associated with Upgrades may occur in a different fiscal quarter than the Gross Installations Associated with Upgrades. On this slide, the timing of Churn Processed Associated with Upgrades is reported in the same quarter as the corresponding Gross Installation Associated with Upgrades, rather than being reported in the period in which the Churn was processed Average % Increase in Monthly Recurring Revenue Associated with Upgrades FY 3Q 2014 Supplemental Earnings Information

$4.2 $7.6 $7.4 $6.7 $6.9 $7.0 $7.0 $7.5 $0.3 $0.5 $0.7 $0.5 $0.6 $0.6 $0.8 $0.9 $0.6 $0.6 $0.4 $0.7 $0.9 $0.9 $1.9 $1.3 $5.1 $8.7 $8.5 $8.0 $8.3 $8.5 $9.7 $9.7 96% 94% 94% 97% 96% 96% 98% 98% $0 $2 $4 $6 $8 $10 $12 $14 $16 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Service Activation and Churn Pipeline 29 Service Activation and Churn Pipeline ($0.9) ($1.0) ($1.8) ($2.3) ($2.1) ($1.8) ($2.0) ($2.2) 94% 91% 97% 97% 94% 95% 96% 96% ($16) ($14) ($12) ($10) ($8) ($6) ($4) ($2) $0 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 $4.2 $7.7 $6.7 $5.6 $6.2 $6.7 $7.6 $7.4 97% 95% 95% 97% 97% 96% 98% 99% $0 $2 $4 $6 $8 $10 $12 $14 $16 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Service Activation Pipeline Estimated Timing of Service Activation Pipeline Churn Pipeline Net Installation Pipeline millions millions millions M R R a n d M A R M R R M R R a n d M A R millions Gross Profit = Gross Profit = Gross Profit = Service Orders – MRR Service Orders – MAR Revenue Commitments $2.3 $5.3 $5.2 $5.3 $5.6 $5.7 $5.9 $5.3 $2.8 $3.5 $3.4 $2.7 $2.7 $2.8 $3.8 $4.3 $5.1 $8.7 $8.5 $8.0 $8.3 $8.5 $9.7 $9.7 45% 60% 61% 66% 68% 67% 61% 55% 55% 40% 39% 34% 32% 33% 39% 45% 109 93 84 79 84 85 90 88 $0 $2 $4 $6 $8 $10 $12 $14 $16 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Delivery date within the next 6 months Delivery date after 6 months Implied Average Days to Install = M R R a n d M A R FY 3Q 2014 Supplemental Earnings Information

Revenue Under Contract 30 Revenue Under Contract Revenue Under Contract millions 46 34 35 37 37 38 41 43 0 10 20 30 40 50 60 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Average Remaining Contract Term $1,227 $2,044 $2,219 $2,349 $2,450 $2,520 $2,640 $2,755 $160 $284 $309 $347 $361 $389 $420 $495 $389 $554 $611 $598 $579 $648 $767 $830 $98 $94 $78 $79 $119 $106 $254 $274 $1,874 $2,976 $3,217 $3,373 $3,508 $3,663 $4,081 $4,354 $0 $1,000 $2,000 $3,000 $4,000 $5,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Embedded Base - MRR Embedded Base - MAR Service Activation Pipeline Revenue Commitments M o n th s FY 3Q 2014 Supplemental Earnings Information

Employee Data 31 Employee Data 500 1,035 1,048 1,063 1,130 1,250 1,375 1,392 0 200 400 600 800 1,000 1,200 1,400 1,600 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 $876 $998 $985 $972 $914 $846 $796 $799 $0 $200 $400 $600 $800 $1,000 $1,200 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 $15.9 $38.7 $37.3 $35.8 $36.8 $38.5 $41.0 $43.2 15% 15% 14% 14% 14% 15% 15% 16% $0 $10 $20 $30 $40 $50 $60 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 $127 $150 $142 $135 $130 $123 $119 $124 $0 $200 $400 $600 $800 $1,000 $1,200 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Number of Employees Employee Related SG&A thousands millions thousands H ea d co u n t Fi n an ci al S ta te m en t R ev en u e SG & A SG & A % of Revenue = Annualized Revenue per Employee Annualized Employee Related SG&A per Employee FY 3Q 2014 Supplemental Earnings Information

Customer Verticals and Product Mix

Customer Verticals and Product Mix [1]

Zayo Group Customer Verticals % of MRR & MAR	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Wireline	34%	34%	34%	34%	34%	34%	34%	33%
Wireless	18%	18%	18%	18%	18%	18%	19%	18%
Content	15%	15%	15%	15%	15%	15%	15%	16%
Finance	13%	13%	13%	13%	13%	13%	12%	12%
Public Sector/Healthcare	7%	7%	7%	7%	7%	7%	7%	7%
Services	5%	5%	5%	5%	5%	5%	5%	6%
Cloud/Data Center	5%	5%	5%	5%	5%	5%	5%	5%
Manufacturing/Transportation	3%	3%	3%	3%	3%	3%	3%	3%

Zayo Group Product Mix % of MRR & MAR	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Physical Infrastructure								
Metro Dark Fiber	17%	26%	24%	24%	24%	24%	24%	25%
Long Haul Dark Fiber	2%	3%	5%	5%	5%	6%	6%	6%
Mobile Infrastructure	n/a	n/a	n/a	7%	7%	7%	8%	8%
Colocation	10%	6%	5%	5%	6%	6%	7%	7%
Sub-Total	29%	35%	35%	42%	43%	43%	44%	45%
Lit Services								
Wavelengths	16%	23%	23%	23%	23%	22%	22%	22%
Ethernet	19%	19%	19%	14%	14%	14%	14%	13%
Internet Protocol	4%	9%	9%	9%	9%	9%	9%	9%
SONET	33%	14%	14%	12%	12%	11%	11%	10%
Sub-Total	71%	65%	65%	58%	57%	56%	55%	54%

[1] In the three months ended September 30, 2013, the Company implemented revised vertical categories. Historical period data has been remapped to reflect the new verticals

FY 3Q 2014 Supplemental Earnings Information

32

59% 36% 36% 37% 38% 38% 38% 37% 0% 10% 20% 30% 40% 50% 60% 70% 80% 48% 28% 28% 29% 31% 31% 30% 30% 37% 21% 21% 21% 23% 23% 23% 22% 13% 7% 7% 8% 7% 8% 7% 7% 8% 5% 5% 5% 4% 4% 4% 4% 6% 4% 4% 4% 4% 4% 4% 4% Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Customer Concentration 33 Customer Concentration % o f M RR Customer #1 Customer #2 Customer #3 Top 20 Top 10 Top 5 FY 3Q 2014 Supplemental Earnings Information

$28 $22 $22 $22 $22 $22 $22 $21 $0 $10 $20 $30 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Customer and Unit Metrics Customer and Unit Metrics 1,292 3,554 3,708 3,808 3,993 3,996 4,104 4,430 0 2,000 4,000 6,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 26 36 38 38 39 40 40 42 0 20 40 60 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 $1.4 $2.1 $2.2 $2.2 $2.2 $2.2 $2.2 $2.2 $0 $10 $20 $30 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Number of Customers Number of Units 34 C u st o m er s M R R a n d M A R M R R a n d M A R Un it s (MRR and MAR)/Customer thousands thousands thousands (MRR and MAR)/Unit FY 3Q 2014 Supplemental Earnings Information

Pricing Trends – Waves 35 $4,742 $12,012 $12,167 $12,664 $12,893 $13,196 $13,698 $14,518 $0 $3,000 $6,000 $9,000 $12,000 $15,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 10G Waves – MRR 471 1,523 1,572 1,677 1,790 1,887 2,036 2,318 0 400 800 1,200 1,600 2,000 2,400 2,800 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 10G Waves – Units $10.1 $7.9 $7.7 $7.6 $7.2 $7.0 $6.7 $6.3 $0 $5 $10 $15 $20 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 10G Waves – MRR/Unit thousands M R R M R R thousands $890 $1,125 $1,039 $988 $983 $963 $982 $1,011 $0 $3,000 $6,000 $9,000 $12,000 $15,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 2.5G Waves – MRR $9.7 $8.1 $7.5 $7.3 $6.8 $6.8 $6.8 $7.4 $0 $5 $10 $15 $20 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 2.5G Waves – MRR/Unit thousands M R R M R R thousands 92 139 138 136 144 142 144 137 0 400 800 1,200 1,600 2,000 2,400 2,800 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 2.5G Waves – Units $45 $3,930 $4,167 $4,120 $4,104 $3,964 $3,898 $3,937 $0 $3,000 $6,000 $9,000 $12,000 $15,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 1G Waves – MRR thousands M R R 14 1,123 1,194 1,197 1,213 1,239 1,227 1,302 0 400 800 1,200 1,600 2,000 2,400 2,800 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 1G Waves – Units $3.2 $3.5 $3.5 $3.4 $3.4 $3.2 $3.2 $3.0 $0 $5 $10 $15 $20 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 1G Waves – MRR/Unit M R R thousands FY 3Q 2014 Supplemental Earnings Information

Pricing Trends – Ethernet 36 $1,747 $8,067 $7,702 $7,971 $8,242 $8,499 $8,666 $8,788 $0 $2,000 $4,000 $6,000 $8,000 $10,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 GigE Full Rate (>1000Mb) – MRR 588 2,549 2,399 2,513 2,557 2,641 2,782 2,856 0 1,000 2,000 3,000 4,000 5,000 6,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 GigE Full Rate (>1000Mb) – Units $3.0 $3.2 $3.2 $3.2 $3.2 $3.2 $3.1 $3.1 $0 $1 $2 $3 $4 $5 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 thousands M R R M R R thousands $513 $712 $1,171 $1,418 $1,589 $1,732 $1,840 $1,934 $0 $2,000 $4,000 $6,000 $8,000 $10,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Fractional GigE (101-1000Mb) – MRR 288 380 440 573 652 751 768 864 0 1,000 2,000 3,000 4,000 5,000 6,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Fractional GigE (101-1000Mb) – Units $1.8 $1.9 $2.7 $2.5 $2.4 $2.3 $2.4 $2.2 $0 $1 $2 $3 $4 $5 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 thousands M R R M R R thousands $4,134 $5,171 $6,081 $6,431 $6,630 $6,728 $6,900 $6,968 $0 $2,000 $4,000 $6,000 $8,000 $10,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Fast E (10-100Mb) – MRR 3,513 4,089 4,480 4,886 5,080 5,149 5,221 5,311 0 1,000 2,000 3,000 4,000 5,000 6,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Fast E (10-100Mb) – Units $1.2 $1.3 $1.4 $1.3 $1.3 $1.3 $1.3 $1.3 $0 $1 $2 $3 $4 $5 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Fast E (10-100Mb) – MRR/Unit thousands M R R M R R thousands GigE Full Rate (>1000Mb) – MRR/Unit Fractional GigE (101-1000Mb) – MRR/Unit FY 3Q 2014 Supplemental Earnings Information

Pricing Trends – OC3, OC12, and OC48 37 $1,406 $1,368 $1,545 $1,479 $1,463 $1,446 $1,401 $1,364 $0 $1,000 $2,000 $3,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 OC48 – MRR 106 104 117 119 116 114 111 108 0 200 400 600 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 OC48 – Units $13.3 $13.2 $13.2 $12.4 $12.6 $12.7 $12.6 $12.6 $0 $5 $10 $15 $20 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 OC48 – MRR/Unit thousands M R R M R R thousands $2,187 $2,097 $2,355 $2,287 $2,231 $2,204 $2,135 $2,078 $0 $1,000 $2,000 $3,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 OC12 – MRR 368 353 393 388 377 374 361 351 0 200 400 600 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 OC12 – Units $5.9 $5.9 $6.0 $5.9 $5.9 $5.9 $5.9 $5.9 $0 $5 $10 $15 $20 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 OC12 – MRR/Unit thousands M R R M R R thousands $1,437 $1,185 $1,218 $1,207 $1,242 $1,145 $1,109 $1,068 $0 $1,000 $2,000 $3,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 OC3 – MRR 436 375 387 391 387 365 346 335 0 200 400 600 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 OC3 – Units thousands M R R M R R thousands $3.3 $3.2 $3.1 $3.1 $3.2 $3.1 $3.2 $3.2 $0 $5 $10 $15 $20 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 OC3 – MRR/Unit FY 3Q 2014 Supplemental Earnings Information

Pricing Trends – DS1 and DS3 38 $4,402 $4,265 $4,365 $4,269 $4,159 $4,081 $3,952 $3,845 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 DS3 – MRR 3,790 3,687 3,763 3,710 3,614 3,569 3,433 3,338 0 3,000 6,000 9,000 12,000 15,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 DS3 – Units $1.2 $1.2 $1.2 $1.2 $1.2 $1.1 $1.2 $1.2 $0.0 $0.5 $1.0 $1.5 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 DS3 – MRR/Unit thousands M R R M R R thousands $1,584 $1,309 $1,417 $1,335 $1,177 $1,147 $1,072 $1,031 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 DS1 – MRR 7,456 6,169 6,283 6,000 5,214 4,695 4,224 4,062 0 3,000 6,000 9,000 12,000 15,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 DS1 – Units $0.2 $0.2 $0.2 $0.2 $0.2 $0.2 $0.3 $0.3 $0.0 $0.5 $1.0 $1.5 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 DS1 – MRR/Unit thousands M R R M R R thousands FY 3Q 2014 Supplemental Earnings Information

$14.9 $50.5 $50.6 $80.4 $84.4 $67.3 $67.7 $69.1 $3.5 $10.1 $3.2 $8.1 $11.0 $11.8 $13.0 $15.4 $18.3 $60.6 $53.8 $88.5 $95.4 $79.1 $80.7 $84.5 $0 $20 $40 $60 $80 $100 $120 $140 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Success Based Infrastructure millions Purchases of Property and Equipment Purchases of Property and Equipment by Driver $18.3 $60.6 $53.8 $88.5 $95.4 $79.1 $80.7 $84.5 $1.8 $3.2 $3.0 $4.0 $4.2 $5.1 $4.9 $4.9 $0.2 $0.5 $0.5 $1.1 $0.6 $0.6 $0.8 $0.5 $1.0 $2.3 $1.6 $2.1 $1.7 $1.9 $1.8 $1.1 $21.4 $66.7 $58.9 $95.7 $101.9 $86.7 $88.3 $90.9 $0 $20 $40 $60 $80 $100 $120 $140 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Growth Maintenance Integration Other 39 C ap it al E xp en d it u re s Purchases of Property and Equipment $1.8 $3.2 $3.0 $4.0 $4.2 $5.1 $4.9 $4.9 $0.2 $0.5 $0.5 $1.1 $0.6 $0.6 $0.8 $0.5 $1.0 $2.3 $1.6 $2.1 $1.7 $1.9 $1.8 $1.1 $3.1 $6.0 $5.1 $7.2 $6.5 $7.5 $7.6 $6.4 $0 $2 $4 $6 $8 $10 $12 $14 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Maintenance Integration Other Maintenance, Integration and Other Growth C ap it al E xp en d it u re s C ap it al E xp en d it u re s C ap it al E xp en d it u re s millions millions millions Purchases of Property and Equipment by Type $(0.1) $14.6 $9.9 $20.2 $21.6 $16.6 $21.2 $11.7 $2.6 $4.2 $2.1 $7.2 $8.8 $3.6 $3.4 $1.0 $0.0 $0.1 $0.2 $1.1 $0.8 $0.6 $0.2 $1.1 $15.8 $41.5 $39.6 $57.6 $60.4 $53.5 $51.3 $59.5 $2.5 $4.3 $5.8 $6.2 $8.8 $9.2 $9.8 $13.1 $0.5 $2.0 $1.4 $3.4 $1.6 $3.1 $2.3 $4.5 $21.4 $66.7 $58.9 $95.7 $101.9 $86.7 $88.3 $90.9 ($20) $0 $20 $40 $60 $80 $100 $120 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Optronics equipment IP equipment IT technology Outside and inside plant Capitalized labor Other FY 3Q 2014 Supplemental Earnings Information

Network Metrics 40 Network Metrics1,2 45,794 47,072 63,844 74,325 75,839 75,954 76,362 77,113 710 16,240 399 3,208 5,750 91 396 20 46,504 63,711 72,893 74,325 75,839 75,954 76,778 77,113 0 20,000 40,000 60,000 80,000 100,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Arialink AboveNet FiberGate USCarrier FTS Litecast Access FiberLink 2,032 1,949 5,030 5,404 5,443 5,605 5,613 5,724 22 2,500 183 21 243 4 77 25 2,054 4,632 5,298 5,404 5,443 5,605 5,715 5,724 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Arialink AboveNet FiberGate USCarrier FTS Litecast Access FiberLink Fiber Network - Route Miles R o u te M ile s Fi b er M ile s O n -N et B u ild in gs N u m b er o f M ar ke ts 203 216 235 283 285 292 297 297 1 14 1 23 13 204 231 271 283 285 292 297 297 42+DC 44+DC 44+DC 45+DC 45+DC 45+DC 45+DC 45+DC 0 100 200 300 400 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Arialink AboveNet FiberGate USCarrier FTS 5,644 6,353 10,694 11,740 12,222 13,242 13,761 14,490 411 3,588 317 75 232 103 425 10 6,055 10,258 11,104 11,740 12,222 13,242 14,196 14,490 0 4,000 8,000 12,000 16,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Arialink AboveNet FiberGate USCarrier FTS Litecast Access FiberLink thousands States = Pre-existing Network Metrics Fiber Network - Fiber Miles FY 3Q 2014 Supplemental Earnings Information Number of On-net Buildings3 Number of Markets4 1 Acquired additions to quarterly network metrics represent unique network additions (i.e. new routes, buildings, or markets added to Zayo’s existing network infrastructure) 2 As the Company audits network and building metrics any adjustments are reflected in the metrics below 3 The number of On-Net Buildings for the period ended September 30, 2013 reduced due to the completion of a building audit initiative 4 The number of Markets for the period ended September 30, 2013 reduced due to completion of an audit initiative

June 30, September 30, December 31, March 31, June 30, September 30, December 31, March 31, 2012 2012 2012 2013 2013 2013 2013 2014 On-Net Building Type Enterprise 2,333 5,402 5,881 6,247 6,445 7,150 7,761 7,982 Cell Site 2,538 2,664 2,845 3,045 3,303 3,469 3,699 3,838 Zayo Hut 280 564 610 633 634 670 725 695 Carrier Hotel/Data Center 182 507 546 571 579 597 622 527 Carrier Point of Presence ("PoP") 345 513 553 563 566 580 583 589 Local Serving Office ("LSO") 225 429 462 462 465 487 507 533 Zayo Point of Presence ("PoP") 40 65 79 87 98 151 160 175 Wireless Mobile Switching Center ("MSC") 108 110 124 128 128 134 135 145 CATV Head End 4 4 4 4 4 4 4 6 Total 6,055 10,258 11,104 11,740 12,222 13,242 14,196 14,490 Three months ended Network Metrics 41 On-Net Buildings1 1 As the Company audits network and building metrics ,any adjustments are reflected in the metrics below. Changes in building count by type resulted from a building categorization audit that caused some movement between building types FY 3Q 2014 Supplemental Earnings Information

2,512 2,457 3,247 3,233 3,261 3,599 4,885 4,885 770 177 817 647 2,512 3,227 3,247 3,233 3,438 4,416 4,885 5,532 65% 59% 57% 57% 59% 64% 67% 69% 0 2,000 4,000 6,000 8,000 10,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Utilized Cab Equivalents AboveNet Core NAP Colocation Asset Purchase CoreXchange 3,851 3,851 5,657 5,657 5,659 5,874 7,338 7,338 1,598 - - 215 1,014 704 3,851 5,449 5,657 5,657 5,874 6,888 7,338 8,041 0 2,000 4,000 6,000 8,000 10,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Cab Equivalents AboveNet Core NAP Colocation Asset Purchase CoreXchange 96,275 96,275 141,436 141,436 141,436 149,686 186,286 186,286 39,961 8,250 25,350 17,591 96,275 136,236 141,436 141,436 149,686 175,036 186,286 203,877 0 40,000 80,000 120,000 160,000 200,000 240,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Billable Colo Square Feet AboveNet Core NAP Colocation Asset Purchase CoreXchange Network Metrics 42 Colocation Cabinet Utilization Billable Colocation Square Feet Utilized Colocation Cabinet Equivalents Sq u ar e F ee t C o lo ca ti o n C ab in et Eq u iv al en ts C o lo ca ti o n C ab in et Eq u iv al en ts Utilization = Colocation Cabinet Equivalents FY 3Q 2014 Supplemental Earnings Information

43 Fiber to the Tower FY 3Q 2014 Supplemental Earnings Information

$1.9 $1.9 $1.9 $2.0 $1.9 $1.8 $1.8 $1.8 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 $1.2 $1.3 $1.3 $1.4 $1.4 $1.5 $1.5 $1.5 Revenue/Tower & Revenue/Tenant Revenue/Tower 1 Bandwidth/Tenant excludes Dark-Fiber sites 2 In various contracts, the Company and its Wireless Service Provider (WSP) customers have de-select rights, or the right to not move forward with a specific tower implementation. During the three months ended September 30, 2013, the Company and its WSP customers each de-selected certain towers, causing the overall tower count to drop quarter over quarter 3 In the three months ended September 30, 2013, certain tenants disconnected FTT service with the Company. In addition, the Company and its WSP customers de-selected certain towers. The sum of tenant disconnects and tower de-selects was offset by new tenant additions, ultimately resulting in a reduction to total tenants served between June 30, 2013 and September 30, 2013 4 In the three months ended December 31, 2013, tenant count under construction was adjusted as a result of ongoing audit work. Bandwidth / Tenant was also adjusted to reflect the change Revenue/Tenant Fiber to the Tower (FTT) Fiber to the Tower 2,538 2,664 2,845 3,045 3,303 3,469 3,699 3,838 1,205 1,271 1,287 1,275 1,100 856 1,002 1,074 3,743 3,935 4,132 4,320 4,403 4,325 4,701 4,912 0 2,000 4,000 6,000 8,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 In Service Under Construction 47 49 50 54 55 60 72 78 0 10 20 30 40 50 60 70 80 90 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Total FTT Towers Bandwidth/Tenant (Mbs)1 3,714 3,806 4,122 4,224 4,423 4,374 4,595 4,747 1,353 1,439 1,554 1,486 1,195 939 1,017 1,090 5,067 5,245 5,676 5,710 5,618 5,313 5,612 5,837 1.5 1.4 1.4 1.4 1.3 1.3 1.2 1.2 0 2,000 4,000 6,000 8,000 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 In Service Under Construction thousands 44 To w er s Te n an ts M R R a n d M A R M b s In Service Tenants/In Service Tower = Total FTT Tenants 2 3 FY 3Q 2014 Supplemental Earnings Information 4 4

43% 41% 40% 39% 40% 39% 40% 41% $10.6M $14.5M $14.7M $15.2M $15.9M $16.1M $17.0M $16.8M 0% 10% 20% 30% 40% 50% 60% Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Wireless Carrier MRR and MAR = 13% 6% 7% 7% 7% 7% 7% 8% 18% 15% 15% 13% 12% 12% 11% 10% 79% 82% 82% 84% 84% 84% 85% 85% 4% 3% 3% 4% 4% 4% 4% 5% 0% 20% 40% 60% 80% 100% Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 FTT Product Mix - % Sonet/Digital Signal FTT Product Mix - % Dedicated Ethernet FTT Product Mix - % Dark Fiber % o f M R R a n d M A R % of Zayo Group’s Wireless Carrier MRR and MAR Fiber to the Tower (FTT) FTT MRR and MAR millions 45 M R R a n d M A R % o f FT T M R R a n d M A R % of Zayo Group’s MRR and MAR $4.6 $4.9 $5.5 $6.1 $6.3 $6.4 $6.7 $6.9 $272M $282M $475M $480M $497M $487M $542M $660M $0 $2 $4 $6 $8 $10 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Contract Value = Fiber to the Tower % of MRR and MAR FTT Product Mix FY 3Q 2014 Supplemental Earnings Information

46 Financial Data by Reporting Segment FY 3Q 2014 Supplemental Earnings Information

Zayo Physical Infrastructure Segment Financial Data

Financial Data

($ in millions)

	Three months ended				
	March 31, 2013	June 30, 2013 [2]	September 30, 2013 [2]	December 31, 2013	March 31, 2014 [3]
Revenue	$108.0	$110.6	$114.3	$121.7	$125.7
Annualized revenue growth	*21%*	*10%*	*14%*	*26%*	*13%*
Pro-forma annualized revenue growth [1]	*-3%*	*8%*	*6%*	*14%*	*9%*
Gross profit	98.5	101.4	103.7	111.0	114.5
Gross profit %	*91%*	*92%*	*91%*	*91%*	*91%*
Operating income	$15.9	$6.0	$6.9	$2.2	($37.3)
Adjusted EBITDA	$73.6	$70.7	$74.5	$80.3	$82.4
Purchases of property and equipment	54.4	52.9	45.2	46.7	57.1
Unlevered Free Cash Flow	$19.2	$17.8	$29.3	$33.6	$25.2
Annualized Adjusted EBITDA growth	*34%*	*-16%*	*22%*	*31%*	*11%*
Pro-forma annualized Adjusted EBITDA growth [1]	*21%*	*-17%*	*24%*	*21%*	*10%*
Adjusted EBITDA margin	*68%*	*64%*	*65%*	*66%*	*66%*
Total Invested Capital	$1,691.5	$1,860.5	$1,877.0	$1,927.9	$1,912.1
Annualized Adjusted EBITDA	$294.6	$282.6	$297.9	$321.1	$329.6
Invested Capital Ratio	5.7 x	6.6 x	6.3 x	6.0 x	5.8 x

1 Pro-forma annualized growth for revenue and Adjusted EBITDA are calculated as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisitions closed

2 In the three months ended June 30, 2013, the Company recorded a charge for lease termination costs totaling $10.2 million (see further discussion on "Other Notes" slide). The impact of the charge to Adjusted EBITDA for Zayo Physical Infrastructure is $4.3 million. Adjusting for the effect of this charge, Annualized Adjusted EBITDA growth for the three months ended June 30, 2013 was estimated to be 7%, and for the three months ended September 30, 2013 is estimated to be -3%

3 The three months ended March 31, 2014 include approximately one month of operating results of the March 4, 2014 CoreXchange purchase. Adjusting for the effect of the transaction as if it had occurred on October 1, 2013, the annualized revenue and Adjusted EBITDA growth rates for the three months ended March 31, 2014 are estimated to be 9% and 10%, respectively

FY 3Q 2014 Supplemental Earnings Information

47

Zayo Lit Services Segment Financial Data

zayo GROUP

Financial Data

($ in millions)	Three months ended March 31, 2013	June 30, 2013 [2]	September 30, 2013 [2]	December 31, 2013	March 31, 2014
Revenue	$145.2	$147.6	$150.0	$151.9	$152.3
Annualized revenue growth	*7%*	*7%*	*7%*	*5%*	*1%*
Pro-forma annualized revenue growth [1]	*2%*			*4%*	
Gross profit	119.5	122.9	125.7	127.6	128.1
Gross profit %	*82%*	*83%*	*84%*	*84%*	*84%*
Operating income	$28.8	$16.8	$24.6	$20.9	$53.9
Adjusted EBITDA	$74.1	$71.0	$80.9	$81.2	$82.6
Purchases of property and equipment	41.3	49.0	41.5	41.6	33.8
Unlevered Free Cash Flow	$32.8	$22.0	$39.4	$39.6	$48.8
Annualized Adjusted EBITDA growth	*17%*	*-17%*	*55%*	*2%*	*7%*
Pro-forma annualized Adjusted EBITDA growth [1]	*15%*			*1%*	
Adjusted EBITDA margin	*51%*	*48%*	*54%*	*53%*	*54%*
Total Invested Capital	$1,278.4	$1,415.6	$1,408.2	$1,387.1	$1,367.9
Annualized Adjusted EBITDA	$296.6	$284.2	$323.6	$324.8	$330.4
Invested Capital Ratio	4.3 x	5.0 x	4.4 x	4.3 x	4.1 x

1 Pro-forma annualized growth for revenue and Adjusted EBITDA are calculated as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisitions closed

2 In the three months ended June 30, 2013, the Company recorded a charge for lease termination costs totaling $10.2 million (see further discussion on "Other Notes" slide). The impact of the charge to Adjusted EBITDA for Zayo Lit Services is $5.9 million. Adjusting for the effect of this charge, Annualized Adjusted EBITDA growth for the three months ended June 30, 2013 was estimated to be 15%, and for the three months ended September 30, 2013 is estimated to be 21%

FY 3Q 2014 Supplemental Earnings Information

48

($ in millions) Physical Infrastructure Physical Zayo Zayo Zayo Internet Lit Services Corporate / Zayo Mobile Zayo Dark Segment Infrastructure Wavelength Zayo SONET Ethernet Protocol Segment Lit Services Intercompany Infrastructure Fiber zColo Elimination Segment Services Services Services Services Elimination Segment Elimination Zayo Group Revenue $20.4 $85.5 $19.7 $0.0 $125.7 $59.5 $29.4 $37.8 $25.6 $0.0 $152.3 $0.0 $278.0 Adjusted EBITDA $12.5 $60.3 $9.7 $82.4 $30.3 $14.1 $23.2 $15.0 $82.6 $0.0 $165.0 Three Months Ended March 31, 2014 Strategic Product Group Strategic Product Group Segment Financial Data Rollup 49 Segment Data Rollup FY 3Q 2014 Supplemental Earnings Information

50 Historical Financial Data & Reconciliations FY 3Q 2014 Supplemental Earnings Information

($ in millions) September 30, December 31, March 31, June 30, September 30, December 31, March 31, 2012 2012 2013 2013 Total 2013 2013 2014 Revenue $231.5 $245.3 $253.1 $258.2 $988.1 $264.3 $273.6 $278.0 Annualized revenue growth 445% 24% 13% 8% 10% 14% 6% Gross profit 198.8 210.4 218.0 224.3 851.5 229.5 238.6 242.7 Annualized gross profit growth 516% 23% 15% 12% 9% 16% 7% Gross profit % 86% 86% 86% 87% 86% 87% 87% 87% Operating income $23.0 $20.4 $44.7 $22.7 $110.8 $31.5 $23.1 $16.6 Loss from continuing operations ($67.4) ($34.2) ($18.5) ($24.4) ($144.6) ($27.9) ($36.3) ($43.7) Earnings from discontinued operations, net of income taxes $1.8 - - - $1.8 $0.0 $0.0 $0.0 Net loss ($65.6) ($34.2) ($18.5) ($24.4) ($142.8) ($27.9) ($36.3) ($43.7) Adjusted EBITDA, from continuing operations $124.4 $139.1 $147.8 $141.7 $552.9 $155.4 $161.5 $165.0 Purchases of property and equipment 66.7 58.9 95.7 101.9 323.2 86.7 88.3 90.9 Unlevered Free Cash Flow (Deficit) $57.7 $80.2 $52.1 $39.8 $229.7 $68.7 $73.2 $74.1 Annualized EBITDA growth 466% 47% 25% -17% 39% 16% 9% Adjusted EBITDA margin 54% 57% 58% 55% 59% 59% 59% Fiscal Year 2013 Fiscal Year 2014 Consolidated Historical Financial Data 51 Consolidated Financial Data FY 3Q 2014 Supplemental Earnings Information

($ in millions) Fiscal Year 2013 September 30, December 31, March 31, June 30, September 30, December 31, March 31, 2012 2012 2013 2013 Total 2013 2013 2014 Net loss ($65.6) ($34.2) ($18.5) ($24.4) ($142.8) ($27.9) ($36.3) ($43.7) Earnings from discontinued operations (1.8) 0.0 0.0 0.0 (1.8) 0.0 0.0 0.0 Interest expense 62.6 52.6 49.6 37.7 202.5 51.5 50.3 49.1 (Benefit)/provision for income taxes (36.6) (3.4) 6.5 9.5 (24.0) 8.5 7.7 11.3 Depreciation and amortization 79.5 83.5 79.5 80.2 322.7 80.6 81.3 83.4 Transaction costs 11.4 1.6 0.1 1.1 14.2 0.6 0.2 0.0 Stock-based compensation 10.5 33.4 23.5 37.7 105.0 42.7 56.7 64.9 Loss on extinguishment of debt 65.0 5.7 6.6 0.0 77.3 0.0 1.9 0.0 Foreign currency (loss)/gain on intercompany loans (0.6) (0.1) 0.6 (0.0) (0.1) (0.6) (0.2) (0.1) Adjusted EBITDA, from continuing operations $124.4 $139.1 $147.8 $141.7 $552.9 $155.4 $161.5 $165.0 Purchases of property and equipment 66.7 58.9 95.7 101.9 323.2 86.7 88.3 90.9 Unlevered Free Cash Flow $57.7 $80.2 $52.1 $39.8 $229.7 $68.7 $73.2 $74.1 Fiscal Year 2014 Consolidated Historical Reconciliations 52 Consolidated Financial Data FY 3Q 2014 Supplemental Earnings Information

($ in millions) Zayo Physical Infrastructure Zayo Lit Services Corporate / Intercompany Elimination Zayo Group Net (loss)/earnings ($67.1) $34.6 ($11.2) ($43.7) Interest expense 29.8 19.3 0.0 49.1 Provision for income taxes 0.0 0.0 11.3 11.3 Depreciation and amortization expense 51.1 32.3 0.0 83.4 Transaction costs 0.0 0.0 0.0 0.0 Stock-based compensation 68.5 (3.6) 0.0 64.9 Loss on extinguishment of debt 0.0 0.0 0.0 0.0 Foreign currency gain on intercompany loans 0.0 0.0 0.0 0.0 Adjusted EBITDA $82.3 $82.6 $0.0 $165.0 Purchases of property and equipment 57.1 33.8 0.0 90.9 Unlevered Free Cash Flow $25.2 $48.8 $0.0 $74.1 Three Months Ended March 31, 2014 Segment Data Reconciliation: Net (Loss)/Earnings to Adjusted EBITDA 53 Segment Data Reconciliation1 1 A reconciliation of previous quarters’ legacy segment information can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release FY 3Q 2014 Supplemental Earnings Information

Pro-forma Growth Reconciliation (Supporting FY 2014 Q1 Pro-forma Growth)

zayo GROUP

Pro-forma Growth Reconciliation [1, 2]

($ in millions)	Three months ended September 30, 2013						
	Historical						
	Zayo Group	Colocation Asset Purchase	Access	FiberLink	CoreXchange	Pro-forma and other adjustments	Pro-forma
Revenue	$264.3	$0.6	$1.4	$1.5	$1.9	$0.0	$269.7
Operating expenses	34.9	0.2	0.4	0.5	0.7	0.0	36.7
Selling, general and administrative	74.7	0.3	0.2	0.1	0.8	0.0	76.1
Stock-based compensation	42.7	(0.1)	0.0	0.0	0.0	0.1	42.7
Depreciation and amortization	80.6	0.2	0.1	0.1	0.0	0.0	81.0
Operating income	**31.4**	**0.0**	**0.7**	**0.8**	**0.4**	**(0.1)**	**33.2**
Interest expense	(51.5)	(0.3)	0.0	(0.1)	0.0	0.0	(51.9)
Loss on extinguishment of debt	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other income, net	0.7	0.0	0.0	0.0	0.0	0.0	0.7
Provision for income taxes	(8.5)	0.0	0.0	0.0	0.0	(0.6)	(9.1)
Earnings from continuing operations	**(27.9)**	**(0.3)**	**0.7**	**0.7**	**0.4**	**(0.7)**	**(27.1)**
Interest expense	51.5	0.3	0.0	0.1	0.0	0.0	51.9
Provision for income taxes	8.5	0.0	0.0	0.0	0.0	0.6	9.1
Depreciation and amortization	80.6	0.2	0.1	0.1	0.0	0.0	81.0
Transaction costs	0.6	0.0	0.0	0.0	0.0	0.0	0.6
Stock-based compensation	42.7	(0.1)	0.0	0.0	0.0	0.1	42.7
Loss on extinguishment of debt	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Foreign currency gain on intercompany loans	(0.6)	0.0	0.0	0.0	0.0	0.0	(0.6)
Adjusted EBITDA	**$155.4**	**$0.1**	**$0.8**	**$0.9**	**$0.4**	**$0.0**	**$157.6**

[1] A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release

[2] Includes historical financial results and related adjustments for acquisitions completed prior to September 30, 2013

FY 3Q 2014 Supplemental Earnings Information

54

Pro-forma Growth Reconciliation (Supporting FY 2014 Q2 Pro-forma Growth)

zayo GROUP

Pro-forma Growth Reconciliation [1, 2]

($ in millions)	Three months ended December 31, 2013			
	Historical			
	Zayo Group	CoreXchange	Pro-forma and other adjustments	Pro-forma
Revenue	$273.6	$2.0	$0.0	$275.6
Operating expenses	35.0	0.7	0.0	35.7
Selling, general and administrative	77.5	1.0	0.0	78.5
Stock-based compensation	56.7	0.0	0.1	56.8
Depreciation and amortization	81.3	0.0	0.0	81.3
Operating income	**23.1**	**0.3**	**(0.1)**	**23.3**
Interest expense	(50.3)	0.0	0.0	(50.3)
Loss on extinguishment of debt	(1.9)	0.0	0.0	(1.9)
Other income, net	0.5	0.0	0.0	0.5
Provision for income taxes	(7.7)	0.0	(0.1)	(7.8)
Earnings from continuing operations	**(36.3)**	**0.3**	**(0.2)**	**(36.2)**
Interest expense	50.3	0.0	0.0	50.3
Provision for income taxes	7.7	0.0	0.1	7.8
Depreciation and amortization	81.3	0.0	0.0	81.3
Transaction costs	0.6	0.0	0.0	0.6
Stock-based compensation	56.7	0.0	0.0	56.7
Loss on extinguishment of debt	1.9	0.0	0.0	1.9
Foreign currency gain on intercompany loans	(0.7)	0.0	0.0	(0.7)
Adjusted EBITDA	**$161.5**	**$0.3**	**($0.1)**	**$161.7**

1 A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release
2 Includes historical financial results and related adjustments for acquisitions completed prior to September 30, 2013

FY 3Q 2014 Supplemental Earnings Information

55

Pro-forma Growth Reconciliation (Supporting FY 2014 Q3 Pro-forma Growth)

zayo GROUP

Pro-forma Growth Reconciliation [1, 2]

($ in millions)	Three months ended March 31, 2014			
	Historical			
	Zayo Group	CoreXchange	Pro-forma and other adjustments	Pro-forma
Revenue	$278.0	$1.3	$0.0	$279.3
Operating expenses	35.4	0.4	0.0	35.8
Selling, general and administrative	77.7	0.7	0.0	78.4
Stock-based compensation	64.9	0.0	0.0	64.9
Depreciation and amortization	83.4	0.0	0.0	83.4
Operating income	**16.6**	**0.2**	**0.0**	**16.8**
Interest expense	(49.1)	0.0	0.0	(49.1)
Loss on extinguishment of debt	0.0	0.0	0.0	0.0
Other income, net	0.1	0.0	0.0	0.1
Provision for income taxes	(11.3)	0.0	(0.1)	(11.4)
Earnings from continuing operations	**(43.7)**	**0.2**	**(0.1)**	**(43.6)**
Interest expense	49.1	0.0	0.0	49.1
Provision for income taxes	11.3	0.0	0.1	11.4
Depreciation and amortization	83.4	0.0	0.0	83.4
Transaction costs	0.0	0.0	0.0	0.0
Stock-based compensation	64.9	0.0	0.0	64.9
Loss on extinguishment of debt	0.0	0.0	0.0	0.0
Foreign currency gain on intercompany loans	0.0	0.0	0.0	0.0
Adjusted EBITDA	**$165.0**	**$0.2**	**$0.0**	**$165.2**

1 A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release
2 Includes historical financial results and related adjustments for acquisitions completed prior to September 30, 2013

FY 3Q 2014 Supplemental Earnings Information

56